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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       January 30, 1998 (December 3, 1998)
                       -----------------------------------
                Date of Report (Date of Earliest Event Reported)

                            SPIEKER PROPERTIES, INC.
                            ------------------------
             (Exact Name of Registrant As Specified In Its Charter)

                                    MARYLAND
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)

               1-12528                                 94-3185802
               -------                                 ----------
      (Commission File Number)             (IRS Employer Identification No.)

                               2180 Sand Hill Road
                          Menlo Park, California 94025
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (650) 854-5600
                                 --------------
              (Registrant's Telephone Number, including Area Code)


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Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

      (c)   Exhibits.

      The Registrant hereby files the following exhibits to its Registration Statement on Form S-3 (No. 333-35997-01), which was declared effective on October 1, 1997:

Exhibit
Number      Description
-------     -----------
1.1         Pricing Agreement, dated January 22, 1998, in connection with the offering of $150,000,000 of 6.75% Notes Due January 15, 2008.

1.2 Pricing Agreement, dated January 28, 1998, in connection with the offering of $125,000,000 of 6.875% Notes Due February 1, 2005.

1.3 Pricing Agreement, dated January 28, 1998, in connection with the offering of $1,500,000 of 7% Notes Due February 1, 2007.

4.13        Tenth Supplemental Indenture relating to the 7.35% Debentures due
            December 1, 2017, including a specimen of such Debenture

4.14        Eleventh Supplemental Indenture relating to the 6.75% Notes Due
            January 15, 2008, including a specimen of such Note

4.15        Twelfth Supplemental Indenture relating to the 6.875% Notes
            Due February 1, 2005, including a specimen of such Note

4.16        Thirteenth Supplemental Indenture relating to the 7% Notes
            Due February 1, 2007, including a specimen of such Note

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                                SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 30, 1998

                                          SPIEKER PROPERTIES, INC.

                                    By:   /s/    Craig G. Vought
                                          --------------------------------------
                                          Name:  Craig G. Vought
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


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